Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

EXCLUSIVE AGREEMENT

This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and BOLT BIOTHERAPEUTICS, INC. (“Bolt”), a company having a primary place of business at 640 Galveston Drive, Redwood City, CA 94063, is effective on the 1st day of June, 2018 (“Effective Date”).

1.	BACKGROUND

Stanford is the assignee of 2 inventions for the treatment of cancer and other diseases known as:

•	Stanford Docket [***] entitled [***] and

•	Stanford Docket [***] entitled [***]

The inventions were developed in the laboratories of [***]. [***] is a Howard Hughes Medical Institute (“HHMI”) investigator at Stanford.

Stanford and Bolt are parties to a License Agreement effective as of May 18, 2015 (covering Stanford Dockets [***] and [***], and an Option Agreement effective the 21st day of November, 2016 covering Stanford Docket [***] (the “Option Agreement”). Bolt wishes to exercise its rights under the Option Agreement and include Stanford Docket [***] as well. Stanford wants to have the inventions perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

2.	DEFINITIONS

2.1

“BLA” means a Biologics License Application filed with the FDA in the United States, as defined in Title 21 of the U.S. Code of Federal Regulations, Section 601.2 et. seq., or a comparable filing for regulatory approval in a jurisdiction other than the United States.

2.2	“Change of Control” means the following, as applied only to the entirety of that part of Bolt’s business that exercises all of the rights granted under this Agreement:

(A)

acquisition of ownership—directly or indirectly, beneficially or of record—by any person or group (within the meaning of the Exchange Act and the rules of the SEC or equivalent body under a different jurisdiction) of the capital stock of Bolt representing more than 50% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding capital stock of Bolt (provided, however, that this Section 2.1(a) shall exclude an equity financing primarily for the purposes of raising capital); and/or

(B)	the sale of all or substantially all Bolt’s assets and/or business in one transaction or in a series of related transactions.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

2.3	“Exclusive” means that, subject to Articles 3 and 5, Stanford will not grant further licenses under the Licensed Patents in the Licensed Field of Use in the Licensed Territory.

2.4	“Fully Diluted Basis” means the total number of shares of Bolt’s issued and outstanding common stock, assuming:

(A)	the conversion of all issued and outstanding securities convertible into common stock;

(B)	the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)	the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Bolt stock or stock option plan then in effect.

2.5	“HHMI Indemnitees” means HHMI and its trustees, officers, employees, and agents.

2.6	“Licensed Field of Use” means all fields.

2.7

“Licensed Patents” mean U.S. Patent Application, Serial Number [***], filed [***]; PCT Patent Application [***], filed [***]; US Patent Application, Serial Number [***], filed on [***]; and their utility applications, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, each patent that issues or reissues from any of these patent applications and each extension of the foregoing patents. “Licensed Patents” include “Continuations-in-Part” defined as all continuations-in-part applications that are filed within two years of the original application and only to the extent that they cover technology disclosed, claimed in, and dominated by the original application. The Continuations-in-Part do not include continuations-in-part applications that have different named Stanford inventors than the original application or that are burdened by sponsored research or any other collaboration between Stanford and a third party. Stanford will not file any Continuations-in-Part. Bolt may file Continuations-in-Part that only name Bolt inventors as additional inventors.

2.8	“Licensed Product” means a product or part of a product in the Licensed Field of Use:

(A)	the making, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of a Valid Claim; or

(B)	which is made with, uses or incorporates any method covered under a Valid Claim.

2.9	“Licensed Territory” means the world.

2.10

“Net Sales” means the invoiced amounts by Bolt or Sublicensees or Third-Tier Licensees for the sale of Licensed Product. Net Sales excludes [***] and the following items (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately billed):

[***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

2.11

“Nonroyalty Sublicensing Consideration” means [***] received by Bolt in consideration of the grant of a Sublicense or a Third-Tier License under the Licensed Patents for one or more Licensed Products, but excluding any consideration for:

[***].

2.12

“Patent Matters” means preparing, filing, and prosecuting broad and extensive patent claims (including any interference, opposition or reexamination actions) for Stanford’s benefit in the Licensed Territory and for maintaining all Licensed Patents.

2.13

“Phase III Clinical Study” shall mean a pivotal study of a Licensed Product in human patients to ascertain efficacy and safety of such Licensed Product for the purpose of preparing and submitting to the FDA a BLA or NDA for a Licensed Product (or equivalent in another country).

2.14

“Stanford Indemnitees” means Stanford, Stanford Health Care and Lucile Packard Children’s Hospital at Stanford and their respective trustees, officers, employees, students, agents, faculty, representatives, and volunteers.

2.15

“Sublicense” means any agreement between Bolt and a third party (“Sublicensee”) that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Bolt is not considered a Sublicense; and further provided that a Change of Control is also not considered a Sublicense.

2.16

“Third-Tier License” means an agreement between a Sublicensee with an exclusive Sublicense and a third party (“Third-Tier Licensee”) that includes a grant to the Licensed Patents or covenant not to sue, regardless of the name given to the agreement.

2.17	“Valid Claim” means

(A)

any claim of an issued and unexpired Licensed Patent which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision from which no appeal can be taken and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or

(B)

a pending claim in a pending Licensed Patent application which has not been cancelled, withdrawn, abandoned or finally rejected by a court or other governmental agency of competent jurisdiction in a decision from which no appeal can be taken.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

3.	GRANT

3.1

Grant. Subject to the terms and conditions of this Agreement, Stanford grants Bolt a license under the Licensed Patent in the Licensed Field of Use to make, have made, use, import, offer to sell and sell Licensed Product in the Licensed Territory.

3.2

HHMI License. The Licensed Patent was developed, at least in part, by employees of HHMI and HHMI has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to the Licensed Patent for research purposes, with the right to sublicense to non-profit and governmental entities, but with no other rights to assign or sublicense (the “HHMI License”). This Agreement is explicitly made subject to the HHMI License.

3.3

Exclusivity. The license is Exclusive, including the right to sublicense under Article 4, in the Licensed Field of Use beginning on the Effective Date and ending on the date of expiration of the last to expire of the Valid Claims.

3.4

Retained Rights. Stanford retains the right, on behalf of itself, Stanford Health Care, Lucile Packard Children’s Hospital at Stanford and all other non-profit research institutions, to practice the Licensed Patent for any non-profit purpose, including sponsored research and collaborations. Bolt agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent against any such institution. Stanford and any such other institution have the right to publish any information included in a Licensed Patent.

3.5	Specific Exclusion. Stanford does not:

(A)

grant to Bolt any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent;

(B)	commit to Bolt to bring suit against third parties for infringement, except as described in Article 14; and

(C)	agree to furnish to Bolt any technology or technological information or to provide Bolt with any assistance.

4.	SUBLICENSING

4.1

Permitted Sublicensing. Bolt may grant Sublicenses in the Licensed Field of Use only during the Exclusive term and [***]. Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix A. Stanford agrees that Bolt may apportion without discrimination [***] a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.6, provided however that Bolt provides Stanford with the proposed apportionment and justification prior to Bolt’s payment pursuant to Section 8.1. Stanford and Bolt agree to meet to discuss such proposed apportionment if in Stanford’s opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

4.2

Required Sublicensing. If Bolt is unable or unwilling to serve or develop a potential market or market territory for which there is a company willing to be a Sublicensee, that [***], Bolt will, [***], negotiate in good faith a Sublicense with any such company. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

4.3	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement;

(B)

will reflect that any Sublicensee will not enter into further Sublicenses, except that an exclusive Sublicensee may grant Third-Tier Licenses. [***]. Any Third-Tier License is subject to and will include the same conditions and provisions per this Agreement as a Sublicense;

(C)	will prohibit Sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include the provisions of Articles 8, 9, and 10, 20.7 and Section 3.2 for the benefit of Stanford and/or HHMI, as the case may be; and

(E)

will include the provisions of Section 4.4 and require the transfer of all the Sublicensee’s obligations to Bolt, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated. If the Sublicensee is a spin-out from Bolt, Bolt must guarantee the Sublicensee’s performance with respect to the payment of Stanford’s share of Sublicense royalties, until such time as Bolt no longer owns a majority of the voting power of the outstanding shares or other equity interests of such Sublicensee.

4.4	Litigation by Sublicensee. Any Sublicense or Third-Tier License, as applicable, must include the following clauses:

(A)	In the event Sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)

Sublicensee will [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the Sublicensee is both valid and infringed by a Licensed Product, Sublicensee will [***] under the original Sublicense;

(2)	[***];

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(3)	any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in [***]; and

(4)	Sublicensee shall not pay royalties into any escrow or other similar account.

(B)	Sublicensee will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice [***].

4.5

Copy of Sublicenses and Sublicensee Royalty Reports. Bolt will submit to Stanford (A) a copy of each Sublicense and Third-Tier License and any subsequent amendments within 30 days of execution; and (B) all copies of Sublicensees’ and Third-Tier Licensees’ royalty reports as they relate to Licensed Products within 30 days from the date of receipt, as applicable. Beginning with the first Sublicense, the [***] will certify [***] of Sublicensees.

4.6

Sharing of Sublicensing Income. Bolt will pay to Stanford a portion of all Nonroyalty Sublicensing Consideration for the Sublicense or Third-Tier License of Licensed Patents based on the date of execution of the applicable Sublicense or Third-Tier Sublicense, as provided below:

(A)	[***]% of all Nonroyalty Sublicensing Consideration if executed [***];

(B)	[***]% of all Nonroyalty Sublicensing Consideration if executed any time thereafter.

4.7	Royalty-Free Sublicenses. If Bolt pays [***] due Stanford from a Sublicensee’s Net Sales, Bolt may grant that Sublicensee a royalty-free or non-cash:

(A)	Sublicense or

(B)	cross-license.

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be “manufactured substantially in the United States,” unless waived according to the United States government process. Bolt will ensure all obligations of these provisions are met.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

6.	DILIGENCE

6.1

Milestones. Because the invention is not yet commercially viable as of the Effective Date, Bolt will use commercially reasonable efforts to develop, manufacture, and sell Licensed Product and will use commercially reasonable efforts to develop markets for Licensed Product. In addition, Bolt will meet the milestones shown in Appendix A, and notify Stanford in writing as each milestone is met. Any efforts of Bolt’s Affiliates and Sublicensees will be deemed to be the efforts of Bolt for purposes of satisfying the foregoing diligence requirements of this Section 6.1.

6.2

Progress Report. By [***] of each year, Bolt will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by Bolt toward meeting this Agreement’s diligence requirements. Each report will describe, where relevant: Bolt’s progress toward commercialization of Licensed Product, including [***].

6.3	Clinical Trial Notice. Bolt will notify the Stanford University Office of Technology Licensing prior to commencing any clinical trials at Stanford.

7.	ROYALTIES

7.1	Issue Royalty. Bolt will pay to Stanford a noncreditable, nonrefundable license issue royalty of [***] upon signing this Agreement.

7.2	Purchase Right.

(A)

Stanford shall have the right, but not the obligation, to purchase for cash up to its Share of the securities issued in any Qualifying Offering on the terms, and subject to the conditions, set forth in this Section 7.2 and Section 7.3 (the “Purchase Right”). For purposes of this Section 7.2 and Section 7.3:

(1)	“Adjustment Event” means the final closing of the first Threshold Qualifying Offering occurring after the date of this Agreement.

(2)

“Board of Directors” means (i) if Bolt is organized as a corporation, its board of directors, and (ii) if Bolt is organized as a limited liability company, Bolt manager(s) or member(s) or both that have the power to direct the principal management and activities of Bolt, whether through ownership of voting securities, by agreement, or otherwise.

(3)

“Qualifying Offering” means a private offering of Bolt’s equity securities [***]. For the avoidance of doubt, if Bolt is a limited liability company, then “equity securities” means limited liability company interests in Bolt.

(4)	“Share” means:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(i)	[***] with respect to any Qualifying Offering having a closing on or before the date of an Adjustment Event; or

(ii)	with respect to any Qualifying Offering having a closing after an Adjustment Event, but before a Termination Event, the percentage [***].

(5)	“Threshold Qualifying Offering” means any Qualifying Offering which [***].

(6)	The parties shall construe the term “Fully-Diluted Basis” mutatis mutandis in the case where Bolt is organized as a limited liability company.

(B)	The Purchase Right shall terminate upon the earliest to occur of the following (each a “Termination Event”):

(1)

Stanford’s execution of an investor rights agreement or similar agreement (each a “Rights Agreement”) in connection with a Threshold Qualifying Offering so long the Rights Agreement satisfies the terms of this Section 7.2 and Section 7.3 below;

(2)	Stanford purchases less than its entire Share of a Qualifying Offering;

(3)

Stanford fails to give an election notice within the Notice Period for a Qualifying Offering which has its final closing within 90 days of the date such notice is received by Stanford and which is closed on terms that are the same or less favorable to the investors as the terms stated in Bolt’s notice to Stanford;

(4)	The closing of a firm commitment underwritten public offering of Bolt’s common stock; or

(5)	The closing of the sale of all or substantially all of Bolt’s assets to a company publicly traded on one of the major recognized exchanges.

(C)

The Purchase Right shall not apply to the issuance of securities: (i) to employees, individuals who are members of Bolt’s Board of Directors as of the time of issuance, and service providers to Bolt pursuant to a plan approved by Bolt’s Board of Directors; or (ii) as additional consideration in lending or leasing transactions; or (iii) to an entity pursuant to an arrangement that Bolt’s Board of Directors determines in good faith is a strategic partnership or similar arrangement of Bolt (i.e., an arrangement in which the entity’s purchase of securities is not primarily for the purpose of financing Bolt); or (iv) to owners of another entity in connection with the acquisition of that entity by Bolt.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(D)

If Bolt has entered into more than one Exclusive (Equity) Agreement (and/or Exclusive Agreement), and Stanford has fully exercised its right to purchase its Share in connection with a Qualifying Offering under any one such agreement, Stanford will waive its right to purchase its Share in connection with a Qualifying Offering under all other applicable agreements. In the event that Stanford has not fully exercised its right to purchase its Share in connection with a Qualifying Offering under any agreement, then Stanford may only exercise its right to purchase under a single agreement, and will waive its right to purchase under all other agreements.

7.3	Rights Agreements; Information Rights; Notice; Elections.

(A)	Bolt shall ensure that each Rights Agreement executed by Stanford in connection with a Qualifying Offering will [***]. In particular, Bolt shall ensure that [***].

(B)	Notwithstanding any terms to the contrary contained in any applicable Rights Agreement:

(1)	Stanford shall not have any representation on the Board of Directors or rights to attend meetings of the Board of Directors;

(2)	In connection with all Qualifying Offerings, Bolt shall give Stanford notice of the terms of the offering, including: [***]; and

(3)	Stanford may elect to exercise its Purchase Right, in whole or in part, by notice given to Bolt within [***] after receipt of Bolt’s notice (“Notice Period”).

(C)

If Stanford has no information rights under a Rights Agreement and to the extent that such information has been prepared by Bolt for other purposes, so long as Stanford holds Bolt securities, Bolt shall furnish to Stanford, [***].

(D)

Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.2 above or this Section 7.3 shall be copied concurrently to [***]; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

7.4	License Maintenance Fee. Beginning on June 1st, 2019 and each June 1st thereafter, Bolt will pay Stanford a yearly license maintenance fee as follows:

(A)	[***] in [***];

(B)	[***] in [***]; and

(C)	[***] on [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Yearly maintenance payments are nonrefundable, but they are creditable each year against earned royalties payable pursuant to Section 7.6.

7.5	Milestone Payments. Bolt will pay Stanford the following milestone payments:

(A)	[***] upon [***];

(B)	[***] on [***];

(C)	[***] on [***]; and

(D)	$200,000 for each additional Licensed Product [***].

7.6	Earned Royalty. Bolt will pay Stanford earned royalties (X%) on Net Sales as follows:

(A)	[***]% for the [***] in Net Sales of a Licensed Product per annum;

(B)	[***]% for the [***] in Net Sales of a Licensed Product per annum;

(C)	[***]% for the [***] in Net Sales of a Licensed Product per annum; and

(D)	[***]% for all Net Sales [***] per annum.

By way of example only, if Net Sales during a particular calendar year are [***], then the earned royalties payable by Bolt under this Section 7.6 with respect to such year would be calculated as follows:

[***]

7.7

Royalty Stacking. In the event that Bolt incurs royalty obligations to Stanford or any third party in order to make, have made, use, or sell a Licensed Product within the Licensed Field of Use, Bolt will be entitled to set off [***] on Net Sales earned royalties at a rate of [***] that Bolt pays to Stanford or third parties, provided that [***]. Beginning with the first offset, the [***] will certify [***].

7.8

Earned Royalty if Bolt Challenges the Patent. Notwithstanding the above, should Bolt bring an action seeking to invalidate any Licensed Patent, Bolt will pay royalties to Stanford [***]. Moreover, should the outcome of such action determine that any claim of a patent challenged by Bolt is both valid and infringed by a Licensed Product, Bolt will pay royalties [***].

7.9	Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

For example:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(A)

if Bolt pays Stanford a $10 maintenance payment for year Y, and according to Section 7.6 $15 in earned royalties are due Stanford for Net Sales in year Y, Bolt will only need to pay Stanford an additional $5 for that year’s earned royalties.

(B)

if Bolt pays Stanford a $10 maintenance payment for year Y, and according to Section 7.6 $3 in earned royalties are due Stanford for Net Sales in year Y, Bolt will not need to pay Stanford any earned royalty payment for that year. Bolt will not be able to offset the remaining $7 against a future year’s earned royalties.

7.10

Obligation to Pay Royalties. A royalty is due Stanford under this Agreement for any activity conducted under the licenses granted. For convenience’s sake, the amount of that royalty is calculated using Net Sales. Nonetheless, if certain Licensed Products are made, used, imported, or offered for sale before the date this Agreement terminates, and those Licensed Products are sold after the termination date, Bolt will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.11	No Escrow. Bolt shall not pay royalties into any escrow or other similar account.

7.12

Currency. Bolt will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. Bolt will make royalty payments to Stanford in U.S. Dollars.

7.13	Non-U.S. Taxes. Bolt will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.14	Interest. Any payments not made when due will bear interest at [***].

8.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1

Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Bolt or a Sublicensee, Bolt will submit to Stanford a written report (even if there are no sales) and an earned royalty payment within [***] after the end of each calendar quarter. This report will be in the form of Appendix B and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar [***]. The report will include [***].

8.2	No Refund. [***].

8.3

Termination Report. Bolt will pay to Stanford all applicable royalties and submit to Stanford a written report within [***] after the license terminates. Bolt will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

8.4

Accounting. Bolt will maintain records showing manufacture, importation, sale, and use of a Licensed Product for [***] from the date of sale of that Licensed Product. Records will include general-ledger records showing cash receipts and expenses, and records that include: [***] to enable Stanford to determine the royalties payable under this Agreement.

8.5	Audit by Stanford. Bolt will allow Stanford or its designee to examine Bolt’s records to verify payments made by Bolt under this Agreement.

8.6

Paying for Audit. Stanford will pay for any audit done under Section 8.5, but if the audit reveals an underreporting of earned royalties due Stanford of [***] for the period being audited, Bolt will pay the audit costs.

8.7	Self-audit. Bolt will conduct an independent audit of [***] at least [***]. The audit will address, at a minimum, t[***]. Bolt will [***]. Bolt will [***].

9.	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1

Negation of Warranties. Stanford provides Bolt the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford has the power and authority to grant licenses under said Licensed Patents, and it shall not grant any rights or licenses to the Licensed Patents that are inconsistent with the rights and licenses granted to Bolt in this Agreement. Except for the foregoing, Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

(C)	arising out of any course of dealing.

9.2	No Representation of Licensed Patent. Bolt also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent; or

(B)	that the exploitation of Licensed Patent will be successful.

10.	INDEMNITY

10.1	Stanford Indemnification. Bolt will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to [***].

10.2

No Indirect Liability. Stanford is not liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

10.3

HHMI Indemnification. HHMI Indemnitees will be indemnified, defended by counsel acceptable to HHMI, and held harmless by Bolt from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to any third party claim based upon, arising out of, or otherwise [***]. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee. Notwithstanding any other provision of this Agreement, Bolt’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph will [***]. This provision shall survive any termination of this Agreement.

10.4	Workers’ Compensation. Bolt will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.5

Insurance. During the term of this Agreement, Bolt will maintain Comprehensive General Liability Insurance with a reputable and financially secure insurance carrier to cover the activities of Bolt and its Sublicensees. The insurance will provide [***], provided, however, that [***] and will include [***]. The insurance will provide [***]. Insurance must [***]. Within [***] of the Effective Date of this Agreement, Bolt will furnish a Certificate of Insurance evidencing primary coverage and [***]. Bolt will provide to Stanford [***] prior written notice of cancellation or material change to this insurance coverage. Bolt will advise Stanford in writing that [***] for at least the minimum limits set forth above. All insurance of Bolt will be primary coverage; [***].

11.	EXPORT

Bolt and its affiliates and Sublicensees will comply with all applicable United States laws and regulations controlling the export of licensed commodities and technical data relating to this Agreement. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations may prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. Bolt hereby gives written assurance that it will comply with, and will cause its affiliates and Sublicensees to comply with all United States export control laws and regulations, that it understands it may be held responsible for any violation of such laws and regulations by itself or its affiliates or Sublicensees, and that it will indemnify, defend and hold Stanford and HHMI Indemnitees harmless for the consequences of any such violation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

12.	MARKING

To the extent required under applicable law, before any Licensed Patent issues, Bolt will mark or virtually mark Licensed Product with the words “Patent Pending.” Otherwise, to the extent required under applicable law, Bolt will mark or virtually mark Licensed Product with the number of any issued Licensed Patent.

13.	STANFORD AND HHMI NAMES AND MARKS

Bolt will not use (i) Stanford’s or HHMI’s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford or HHMI, or (iii) the name of any Stanford or HHMI faculty member, employee, student or volunteer without the prior written consent of Stanford or HHMI, as the case may be, depending on whose name or trademark is being used. Permission may be withheld [***]. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media. Notwithstanding the foregoing, Bolt may, without Stanford’s or HHMI’s consent, disclose the Stanford or HHMI affiliation, as applicable, of any director, officer, employee, or consultant of Bolt as required by law or otherwise in the ordinary course of business.

14.	PROSECUTION AND PROTECTION OF PATENTS

14.1	Patent Prosecution.

(A)

Following the Effective Date and subject to Stanford’s approval, Bolt will be responsible for Patent Matters. Bolt will use its best efforts with respect to the Patent Matters and in doing so will act in good faith irrespective of other patents, patent applications, or other rights that Bolt may possess. Bolt will [***]. To aid Bolt in this process, Stanford will provide information, execute and deliver documents and do other acts as Bolt shall reasonably request from time to time. If Stanford at any time believes that Bolt has failed to satisfy the standards of this Section 14.1(A), it may, upon [***]’ notice, terminate this Section 14.1(A).

(B)	Bolt will reimburse Stanford for Stanford’s reasonable costs incurred in complying with such requests. Stanford and Bolt agree that [***].

14.2	Patent Costs. Within [***] after receiving a statement from Stanford, Bolt will reimburse Stanford:

(A)

[***] to offset Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford before the Effective Date and not previously reimbursed pursuant to the Option Agreement; and

(B)

for all Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford after the Effective Date (if any). In all instances, Stanford will pay the fees [***] to the United States Patent and Trademark Office.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

14.3

Infringement Procedure. Bolt and Stanford will promptly notify each other if one of the parties believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. During the Exclusive term of this Agreement and if Bolt or its Sublicensee is developing or commercializing a Licensed Product, Bolt may have the right to institute a suit against or defend any declaratory judgment action initiated by this third party as provided in Section 14.4 through and including Section 14.8.

14.4

Bolt Suit. Bolt has the first right to institute suit and prosecute a suit or defend any declaratory judgment action so long as it conforms with the requirements of this Section and Bolt is actively developing or selling Licensed Product. If Bolt decides to institute suit or defend any action, it will notify Stanford in writing (an “Enforcement Notice”) and [***]. If Stanford [***] following receipt of such Enforcement Notice, Bolt will have the right (but not the obligation) to diligently pursue the suit and bear the entire cost of the litigation, including expenses and counsel fees incurred by Stanford. Bolt will keep Stanford reasonably apprised of all developments in the suit and will seek Stanford’s input and [***] on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patent. Bolt will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford’s interests without Stanford’s prior written consent. Stanford may be named as a party only if [***].

14.5	Joint Suit. If [***], they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)	prosecute the suit in both their names;

(B)	bear the out-of-pocket costs equally;

(C)	share any recovery or settlement equally; and

(D)	agree how they will exercise control over the action.

14.6

Stanford Suit. If neither Section 14.4 nor 14.5 applies, Stanford may institute suit, and may n[***]. If Stanford decides to institute suit, it will notify Bolt in writing. If Bolt does not notify Stanford in writing that it desires to jointly prosecute the suit within [***] after the date of the notice, Bolt will [***].

14.7	Recovery. If Bolt sues under Section 14.4, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

[***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

14.8

Abandonment of Suit. If either Stanford or Bolt commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecution of the suit after Stanford and Bolt agree on the sharing of expenses and any recovery in the suit.

15.	TERMINATION

15.1	Termination by Bolt. Bolt may terminate this Agreement by giving Stanford written notice at least 30 days in advance of the effective date of termination selected by Bolt.

15.2	Termination by Stanford.

(A)	Stanford may also terminate this Agreement if Bolt:

(1)	is materially delinquent on any report or undisputed payment;

(2)	is not diligently developing and commercializing Licensed Product;

(3)	misses a milestone described in Appendix A;

(4)	is in breach of any material provision; or

(5)	provides any materially false report.

(B)

Termination under this Section 15.2 will take effect 60 days after written notice by Stanford unless Bolt remedies the breach in that 60-day period. Bolt may request 1 extension of [***] for any milestone in Appendix A, not to exceed a total of [***] extensions. In addition, Bolt may purchase up to [***] extensions for [***] each. The total extensions may not exceed [***] extensions.

15.3	Surviving Provisions. Surviving any termination or expiration are:

(A)	Bolt’s obligation to pay royalties accrued or accruable;

(B)	any claim of Bolt or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Articles 8, 9, 10 and 19 and any other provision that by its nature is intended to survive.

16.	CHANGE OF CONTROL AND NON-ASSIGNABILITY

16.1	Change of Control. If there is a Change of Control, Bolt will [***].

16.2	Conditions of Assignment under Change of Control. Bolt may assign this Agreement as part of a Change of Control upon prior and complete performance of the following conditions:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(A)	Bolt must give Stanford [***] prior written notice of the assignment, [***]; and

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)	Stanford must have received [***]; and

(D)	Stanford must keep the assignment confidential until after the execution of the assignment agreement and a public notification by Bolt.

16.3

After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16, Bolt will be released of liability under this Agreement and the term “Bolt” in this Agreement will mean the assignee.

16.4

Bankruptcy. In the event of a bankruptcy or insolvency, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales of Licensed Product.

16.5

Nonassignability of Agreement. Except in conformity with Sections 16.2 and 16.4, this Agreement is not assignable by Bolt under any other circumstances and any attempt to assign this Agreement by Bolt is null and void.

17.	DISPUTE RESOLUTION

17.1

Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the [***]. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration. Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration provisions set forth in this Article 17.

17.2

Request for Arbitration. Either party may request such arbitration. Stanford and Bolt will mutually agree in writing on a third party arbitrator within [***] of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3	Discovery. The parties will be entitled to discovery [***].

17.4	Place of Arbitration. The arbitration will be held in [***] unless the parties mutually agree in writing to another place.

17.5	Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in [***], and the parties [***].

18.	NOTICES

18.1	Legal Action. Bolt will provide [***]. Bolt will include [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

18.2	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Bolt are mailed or emailed to:

Bolt Biotherapeutics, Inc.

640 Galveston Drive

Redwood City, CA 94063

Attention: [***]

All financial invoices to Bolt (i.e., accounting contact) are e-mailed to:

[***]

All progress report invoices to Bolt (i.e., technical contact) are e-mailed to:

[***]

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing

[***]

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

[***]

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

[***]

Any notice related to Section 7.2 or Section 7.3 (Stanford Purchase Rights) shall be copied concurrently to [***].

Either party may change its address with written notice to the other party.

19.	CONFIDENTIALITY

Stanford Office of Technology Licensing will maintain the reports and any information provided by Bolt to Stanford pursuant to Articles 4 (Sublicensing), 6.2 (Progress Report), 6.3 (Clinical Trial Notice), 7 (Royalties), 8 (Royalty Reports, Payments and Accounting), 14.4 (Bolt Suit), 16 (Change of Control and Non-assignability) in confidence, except as required by applicable law, and provided that such information is not part of the public knowledge. Stanford’s obligation of confidentiality hereunder will be fulfilled by using at

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

least the same degree of care with Bolt’s confidential information as it uses to protect its other confidential information. Stanford may acknowledge the existence of this Agreement and the extent of the grant in Article 3 to third parties. Bolt hereby grants permission for Stanford to include Bolt’s name and a link to Bolt’s website in Stanford’s annual reports and on Stanford’s websites that showcase technology transfer related stories.

20.	MISCELLANEOUS

20.1	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

20.2

Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

20.3

Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

20.4	Exclusive Forum. The state and federal courts having jurisdiction over [***], provide the exclusive forum for any court action between the parties relating to this Agreement. [***].

20.5	Headings. No headings in this Agreement affect its interpretation.

20.6

Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

20.7

Third Party Beneficiary. HHMI is not a party to this Agreement and has no liability to any licensee, Sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name. This provision shall survive any termination of this Agreement.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan

Name:	Mona Wan

Title:	Associate Director

Date:	May 23, 2018

BOLT BIOTHERAPEUTICS, INC.

Signature:	/s/ Grant Yonehiro

Name:	Grant Yonehiro

Title:	Chief Business Officer

Date:	May 22, 2018

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix A - Milestones

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix B – Sample Reporting Form

[***]